SECOND AMENDMENT AND CONSENT NO. 1

            SECOND AMENDMENT AND CONSENT NO. 1, dated as of October 18, 1995 (this "Amendment"), to the Credit Agreement, dated as of February 22, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement"), among Toy Biz, Inc. ("Toy Biz"), the financial institutions parties thereto (the "Banks") and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                             W I T N E S S E T H :

             WHEREAS, Toy Biz, the Banks and the Administrative Agent are parties to the Credit Agreement;

             WHEREAS, Toy Biz has requested that the Banks amend certain provisions of the Credit Agreement in the manner provided for herein; and

             WHEREAS, the Banks are willing to amend such provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, Toy Biz, the Banks and the Administrative Agent hereby agree as follows:

             1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such meanings when used herein.

             2. Amendment to the Credit Agreement. (a) Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (c) thereof, (ii) deleting the period at the end of paragraph (d) thereof and inserting in lieu thereof the word "; and" and
(iii) adding the following new paragraph (e):

                "(e) notwithstanding the parenthetical contained in the fourth and fifth lines of the precatory language of this subsection 7.5, receivables due and payable to Toy Biz from its customers, when (i) such receivables are sold or otherwise conveyed to a factor or other third party purchaser without any recourse to Toy Biz or its Subsidiaries (other than as a result of a misrepresentation on any matter other than the creditworthiness of the obligor of any receivable) and
          (ii) in the reasonable business judgment of the Chief Financial Officer of Toy Biz, such transaction or series of transactions would be in the economic interest of Toy Biz under the facts and circumstances then appertaining; provided that such transaction or series of transactions do not, in any calendar year, result in an aggregate

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                                                                          2


          discount in excess of $1,000,000 from the net invoice amount or amounts relative to such transaction or transactions."

             3. Consent of Toy Biz, Banks and Administrative Agent. Toy Biz, the Banks and the Administrative Agent hereby consent to the amendment to the Toy Biz Security Agreement substantially upon the terms and subject to the conditions set forth in the form of First Amendment to the Toy Biz Security Agreement attached as Exhibit A hereto and the Banks hereby instruct the Administrative Agent to execute and deliver such First Amendment.

             4. Representations and Warranties. Toy Biz hereby confirms, reaffirms and restates the representations and warranties made by it in
Section 4 of the Credit Agreement, provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. Toy Biz represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

             5. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of Toy Biz that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

             6. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed original thereof.

             7. Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by Toy Biz and the Majority Banks.




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                                                                      3

             8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By: /s/ Bobby Jenkins
                                           --------------------------------
                                           Title: Chief Financial Officer


                                       CHEMICAL BANK, as Administrative Agent
                                          and as a Bank

                                       By:
                                           --------------------------------
                                           Title:


                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:


                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

             8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:


                                       CHEMICAL BANK, as Administrative Agent
                                          and as a Bank

                                       By: /s/ John J. Huber
                                           --------------------------------
                                           Title: Managing Director


                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:


                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

             8. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:


                                       CHEMICAL BANK, as Administrative Agent
                                          and as a Bank

                                       By:
                                           --------------------------------
                                           Title:


                                       THE BANK OF NEW YORK

                                       By: /s/
                                           --------------------------------
                                           Title: Senior Vice President


                                       FLEET BANK

                                       By:
                                           --------------------------------
                                           Title:

             8. GOVERNING LAW THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:


                                       CHEMICAL BANK, as Administrative Agent
                                         and as a Bank

                                       By:
                                           --------------------------------
                                           Title:


                                       THE BANK OF NEW YORK

                                       By:
                                           --------------------------------
                                           Title:


                                       FLEET BANK

                                       By: /s/ Peter C. Hall
                                           --------------------------------
                                           Title: Vice President

                                                                EXHIBIT A


                                FIRST AMENDMENT
                         TO TOY BIZ SECURITY AGREEMENT

             FIRST AMENDMENT, dated as of October 18, 1995 (this "Amendment"), to the Toy Biz Security Agreement (as amended, supplemented or otherwise modified, the "Security Agreement"), made by Toy Biz, Inc. (the "Grantor") in favor of Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions (the "Banks") from time to time parties to the Credit Agreement (as defined below).

                              W I T N E S S E T H :

             WHEREAS the Grantor, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of February 22, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement");

             WHEREAS, the Grantor has requested that the Banks amend certain provisions of the Credit Agreement thereby requiring an amendment to the Security Agreement in the manner provided for herein; and

             WHEREAS, the Banks are willing to amend such provisions of the Security Agreement upon the terms and subject to the conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises, the Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Banks, as follows:

             1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement or Credit Agreement shall have such meanings when used herein.

             2. Amendment to the Security Agreement. Section 5 of the Security Agreement is hereby amended by adding the phrase "or as otherwise permitted in the Credit Agreement" immediately following the phrase "period of time" contained in paragraph (k) thereof.

             3. Representations and Warranties. The Grantor hereby confirms, reaffirms and restates the representations and warranties made by it in the Security Agreement, provided that each reference to the Security Agreement therein shall be deemed to be a reference to the Security Agreement after giving effect to this Amendment.

             4. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Grantor that would require a waiver or

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                                                                        2

consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

             5. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Grantor and the Administrative Agent.

             6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           --------------------------------
                                           Title:

                                       CHEMICAL BANK, as Administrative Agent

                                       By:
                                           --------------------------------
                                           Title:

                                FIRST AMENDMENT
                         TO TOY BIZ SECURITY AGREEMENT

             FIRST AMENDMENT, dated as of October 18, 1995 (this "Amendment"), to the Toy Biz Security Agreement (as amended, supplemented or otherwise modified, the "Security Agreement"), made by Toy Biz, Inc. (the "Grantor") in favor of Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the financial institutions (the "Banks") from time to time parties to the Credit Agreement (as defined below).

                                WITNESSETH:

             WHEREAS, the Grantor, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of February 22, 1995 (as amended, supplemented or otherwise modified, the "Credit Agreement");

             WHEREAS, the Grantor has requested that the Banks amend certain provisions of the Credit Agreement thereby requiring an amendment to the Security Agreement in the manner provided for herein; and

             WHEREAS, the Banks are willing to amend such provisions of the Security Agreement upon the terms and subject to the conditions set forth herein;

             NOW, THEREFORE, in consideration of the premises, the Grantor hereby agrees with the Administrative Agent, for the ratable benefit of the Banks, as follows:

             1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement or Credit Agreement shall have such meanings when used herein.

             2. Amendment to the Security Agreement. Section 5 of the Security Agreement is hereby amended by adding the phrase "or as otherwise permitted in the Credit Agreement" immediately following the phrase "period of time" contained in paragraph (k) thereof.

             3. Representations and Warranties. The Grantor hereby confirms, reaffirms and restates the representations and warranties made by it in the Security Agreement, provided that each reference to the Security Agreement therein shall be deemed to be a reference to the Security Agreement after giving effect to this Amendment.

             4. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Grantor that would require a waiver or



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                                                                       2

consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

             5. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Grantor and the Administrative Agent.

             6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By: /s/ Bobby Jenkins
                                           ----------------------------
                                           Title: Chief Financial Officer

                                       CHEMICAL BANK, as Administrative Agent

                                       By:
                                           ----------------------------
                                           Title:

             4. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver, amendment or modification of any other provision of the Security Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Grantor that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Security Agreement are and shall remain in full force and effect.

             5. Effectiveness. This Amendment shall be effective upon the execution and delivery of this Amendment by the Grantor and the Administrative Agent.

             6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

             IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       TOY BIZ, INC.

                                       By:
                                           ----------------------------
                                           Title:

                                       CHEMICAL BANK, as Administrative Agent

                                       By: John J. Huber
                                           ----------------------------
                                           Title: Managing Director